UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 3, 2005

CIMETRIX INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	0-16454	87-0439107
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

6979 South High Tech Drive
Salt Lake City, Utah		84047
(Address of principal executive offices)		(Zip Code)

(801) 256-6500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                       Completion of Acquisition or Disposition of Assets.

On October 4, 2005, Cimetrix Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the acquisition of EFS Solutions, Inc. (“EFS”).  The Initial 8-K is incorporated herein by reference.  The Company is filing this Amended Current Report on Form 8-K to submit the audited financial statements of EFS and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

ITEM 9.01                                       Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited financial statements of EFS as of and for the years ended December 31, 2004 and 2003, including the report of independent registered public accounting firm, Tanner LC, and the unaudited financial statements as of June 30, 2005 and for the six months ended June 30, 2005 and are filed with this Form 8-K/A as Exhibit 99.2.

(b)           Pro forma financial information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of EFS.  The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004, and the six months ended June 30, 2005 and the unaudited pro forma combined condensed balance sheet as of June 30, 2005 are filed with this Form 8-K/A as Exhibit 99.3.  The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 give effect to the acquisition of EFS as if it had occurred on January 1, 2004.  The unaudited pro forma combined condensed balance sheet as of June 30, 2005 gives effect to the acquisition of EFS as if it had occurred on June 30, 2005.  All pro forma information in this Form 8-K/A has been prepared for information purposes only and does not purport to be indicative of the results of operations had the acquisition actually occurred on the dates indicated or results of operations to be expected in the future.

(c)                                  Exhibits.

Exhibit Number	Title of Document	Location
2.1

Acquisition Agreement and Agreement and Plan of Merger, dated as of October 3, 2005, by and among Cimetrix Incorporated, Cimetrix Merger Corporation, EFS Solutions, Inc., William R. Reid and Nandini Subbarao

*

99.1	Press release dated October 4, 2005	*

99.2

Audited financial statements of EFS as of and for the years ended December 31, 2004 and 2003, including report of independent registered public accounting firm, Tanner LC, and unaudited financial statements of EFS as of June 30, 2005 and for the six months ended June 30, 2005 and 2004.

Filed herewith

99.3	Unaudited pro forma combined condensed financial information.	Filed herewith

* Previously filed with the Initial 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMETRIX INCORPORATED

Date: November 11, 2005	By:	/s/ Robert H. Reback
Robert H. Reback
President and Chief Executive Officer